                                                                    EXHIBIT 10.4



                        BORG-WARNER SECURITY CORPORATION
                             PERFORMANCE SHARE PLAN

                       (As amended through July 8, 1997)

TABLE OF CONTENTS
-----------------


I.     GENERAL....................................................   1
       1.1   Purpose..............................................   1
       1.2   Effective Date.......................................   1

II.    DEFINITIONS................................................   1
       2.1   "Beneficiary"........................................   1
       2.2   "Board of Directors".................................   1
       2.3   "Change in Control"..................................   1
       2.4   "Code"...............................................   2
       2.5   "Committee"..........................................   2
       2.6   "Common Stock".......................................   2
       2.7   "Company"............................................   3
       2.8   "Covered Employee"...................................   3
       2.9   "Disability".........................................   3
       2.10  "Disinterested Person"...............................   3
       2.11  "Eligibility Period".................................   3
       2.12  "Fair Market Value"..................................   3
       2.13  "Normal Retirement"..................................   3
       2.14  "Participant"........................................   3
       2.15  "Performance Goals"..................................   3
       2.16  "Performance Period".................................   3
       2.17  "Performance Share"..................................   4
       2.18  "Plan"...............................................   4
       2.19  "Pro-rated" or "Pro-rata"............................   4

III.   ELIGIBILITY AND PARTICIPATION..............................   4
       3.1   Eligibility..........................................   4
       3.2   Participation in Performance Share Awards............   4

IV.    PLAN DESIGN................................................   5
       4.1   Eligibility Period...................................   5
       4.2   Performance Period...................................   5
       4.3   Performance Share Awards.............................   5
       4.4   Performance Goals....................................   5
       4.5   Available Common Stock...............................   6
       4.6   Adjustment to Shares.................................   6
       4.7   Maximum Award........................................   6
       4.8   Committee Discretion to Adjust Awards................   7

V.     PAYMENT....................................................   7
       5.1   Committee Determination of Common Stock Payable......   7

       5.2   Timing and Form of Payment...........................   7
       5.3   Distribution upon Termination of Employment..........   8
       5.4   Beneficiary Designation..............................   9
       5.5   Securities Exchange Act of 1934 Restrictions.........   9

VI.    ADMINISTRATION.............................................   9
       6.1   Committee............................................   9
       6.2   General Rights, Powers, and Duties of Committee......   9
       6.3   Information to be Furnished to Committee.............  10
       6.4   Responsibility and Indemnification...................  10

VII.   AMENDMENT AND TERMINATION..................................  10
       7.1   Amendment............................................  10
       7.2   Company's Right to Terminate.........................  11

VIII.  MISCELLANEOUS..............................................  11
       8.1   No Implied Rights; Rights on Termination of Service..  11
       8.2   No Right to Company Assets...........................  11
       8.3   No Employment Rights.................................  11
       8.4   Other Benefits.......................................  11
       8.5   Offset...............................................  11
       8.6   Non-assignability....................................  12
       8.7   Notice...............................................  12
       8.8   Governing Laws.......................................  12
       8.9   Gender and Number....................................  12
       8.10  Severability.........................................  12

I.    GENERAL

1.1. Purpose. The purposes of the Plan are to retain officers and other key employees, to support the achievement of the Company's strategic business objectives, and to encourage increased ownership of Company stock by officers and other key employees by providing to such persons competitive long-term incentive opportunities that are linked to the profitability of the Company's business and increases in stockholder value.

1.2. Effective Date. The Plan shall become effective as of January 1, 1996, subject to its approval by the Company's stockholders.

II.   DEFINITIONS

2.1 "Beneficiary" means the person or persons so designated by a Participant pursuant to Section 5.4.

2.2   "Board of Directors" means the Board of Directors of the Company.

2.3 A "Change in Control" of the Company shall be deemed to have occurred upon the happening of any of the following events:

      (i) An acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934 (the "Exchange Act")) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 50% or more of either (1) the then outstanding shares of common stock of the Company (the "Outstanding Company Common Stock") or (2) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); excluding, however, the following: (1) any acquisition directly from the Company, other than an acquisition by virtue of the exercise of a conversion privilege unless the security being so converted was itself acquired directly from the Company, (2) any acquisition by the Company, (3) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company or (4) any acquisition by any Person pursuant to a transaction which complies with clauses (A), (B) and (C) of subsection (iii) hereof; or

      (ii) A change in the composition of the Board such that the individuals who, as of July 8, 1997, constitute the Board (such Board shall be hereinafter referred to as the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, for purposes of this definition, that any individual who becomes a member of the Board subsequent to such date, whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of those individuals who are members of the Board and who were also members of the Incumbent Board (or deemed to be such pursuant to this proviso) shall be considered as though such individual were a member of the Incumbent Board; but, provided further, that any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board shall not be so considered as a member of the Incumbent Board; or

      (iii) The approval by the shareholders of the Company of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company ("Corporate Transaction"); excluding, however, such a Corporate Transaction pursuant to which (A) all or substantially all of the individuals and entities who are the beneficial owners, respectively, of the outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Corporate Transaction will beneficially own, directly or indirectly, more than 60% of, respectively, the outstanding shares of common stock, and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Corporate Transaction (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Corporate Transaction, of the outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (B) no Person (other than the Company, any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company or such corporation resulting from such Corporate Transaction) will beneficially own, directly or indirectly, 20% or more of, respectively, the outstanding shares of common stock of the corporation resulting from such Corporate Transaction or the combined voting power of the outstanding voting securities of such corporation entitled to vote generally in the election of directors except to the extent that such ownership existed with respect to the Company prior to the Corporate Transaction and (C) individuals who were members of the Incumbent Board will constitute at least a majority of the members of the board of directors of the corporation resulting from such Corporate Transaction; or

      (iv) The approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.

2.4 "Code" means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.

2.5   "Committee" means the committee referred to in Section 6.1.

2.6 "Common Stock" means common stock, par value $.01 per share, of the Company.

2.7   "Company" means Borg-Warner Security Corporation, a Delaware corporation.

2.8 "Covered Employee" means any Participant who is or may be a "covered employee," within the meaning of Section 162(m)(3) of the Code, in the year in which the payment of any shares of Common Stock in satisfaction of a Performance Share award will be taxable to such Participant.

2.9 "Disability" shall have the same meaning as under the Company-sponsored long-term disability plan under which the applicable Participant is then eligible to participate.

2.10 "Disinterested Person" means a member of the Board of Directors who qualifies as (i) a "disinterested person," as defined in Rule 16b-3(c)(2), as promulgated by the Securities Exchange Commission under the Exchange Act, or any successor definition adopted by the Securities Exchange Commission, and as (ii) an "outside director," as defined in Section 1.162-27(e)(3) of the Treasury Regulations issued under Section 162(m) of the Code, or any successor definition adopted by the Department of the Treasury.

2.11 "Eligibility Period" means a period, as determined by the Committee pursuant to Section 4.1.

2.12 "Fair Market Value" means as of any given date the mean between the highest and lowest reported sales prices of Common Stock on the New York Stock Exchange Composite Tape or, if not listed on such exchange, on any other national securities exchange on which such Common Stock is listed or on NASDAQ. If there is no regular public trading market for such Common Stock, the Fair Market Value of such Common Stock shall be determined by the Committee in good faith.

2.13 "Normal Retirement" means termination of employment after attainment of age 65. However, the Committee, within its discretion, may determine that a Participant who terminates employment prior to age 65 has terminated by virtue of Normal Retirement.

2.14 "Participant" means a person who is designated, pursuant to Article III, to be eligible to receive benefits under the Plan.

2.15 "Performance Goals" means the performance standards established by the Committee pursuant to Section 4.4.

2.16  "Performance Period" means a period of service, as determined pursuant to
      Section 4.2, over which the extent of achievement of established Performance Goals will be measured. For purposes of applying to Covered Employees the various rules of the performance-based compensation exemption under Section 162(m)(4)(C) of the Code and the Treasury Regulations issued thereunder, the Performance Period shall be the "period of service to which the Performance Goals relate" (as defined in Treasury Regulation Section 1.162-27(e)(2)).

2.17 "Performance Share" means an award, designated in terms of a share of Common Stock, granted pursuant to the Plan.

2.18 "Plan" means this Borg-Warner Security Corporation Performance Share Plan, as amended from time to time.

2.19 "Pro-rated" or "Pro-rata" means, for purposes of determining the amount of Common Stock payable to a Participant whose eligibility to participate in the Plan with respect to an Eligibility Period ceases prior to the end of such Eligibility Period for any of the reasons described in Section 3.2 or subsection (a), (b), or (c) of Section 5.3, the percentage to be applied to the Common Stock that would have been payable at the end of the Performance Period to such Participant if he had been eligible to participate for the entire Eligibility Period. Such percentage shall equal the number of months (rounded to the nearest whole month) of the Eligibility Period during which the Participant was designated by the Committee as eligible to participate in the Plan divided by the number of months (rounded to the nearest whole month) in such Eligibility Period. A Participant who, pursuant to Section 3.2, is designated as eligible to participate in the Plan after the applicable Eligibility Period has commenced, shall, for purposes of this Section 2.18, be deemed to have been eligible as of the beginning of such Eligibility Period; provided, however, that the Committee shall, in accordance with its authority under
      Section 4.8, have the discretion to reduce the Pro-rated Common Stock award that is otherwise payable to such Participant to account for such late commencement of participation.

III.  ELIGIBILITY AND PARTICIPATION

3.1 Eligibility. Participation in the Plan shall be limited to officers and other key employees of the Company or any of its subsidiaries or other affiliates who are designated to be eligible by the Committee.

3.2 Participation in Performance Share Awards. The Committee will determine the persons who will participate for each Eligibility Period under the Plan. Subject to Section 4.3, after an Eligibility Period has commenced, persons may be designated as eligible to participate in the Plan with respect to such Eligibility Period. Persons who have been selected for participation in a given Eligibility Period may subsequently be designated as ineligible to participate in the Plan for the remainder of such Eligibility Period. Such persons may remain eligible to receive Pro-rated distributions of Common Stock with respect to such Eligibility Period, as determined by the Committee in its sole discretion. The grant of Performance Shares with respect to a Performance Period contained in any Eligibility Period does not guarantee participation in subsequent Eligibility Periods.

IV.   PLAN DESIGN

4.1 Eligibility Period. An Eligibility Period is a certain period of time, as determined by the Committee, over which eligibility to receive benefits under the Plan shall be measured. The initial Eligibility Period under the Plan shall begin on January 1, 1996 and terminate on December 31, 1998. Subsequent Eligibility Periods under the Plans shall commence and terminate as determined by the Committee in its sole discretion.

4.2 Performance Period. Each Eligibility Period under the Plan shall include a Performance Period which shall be a specified period of service over which the achievement of applicable Performance Goals will be measured. The initial Performance Period under the Plan shall begin on January 1, 1998 and terminate on December 31, 1998. Subsequent Performance Periods shall commence and terminate as determined by the Committee; provided that each such Performance Period shall commence coincident with or after the commencement of the corresponding Eligibility Period and shall terminate coincident with or prior to the termination of the corresponding Eligibility Period.

4.3 Performance Share Awards. On or about the commencement of each Eligibility Period under the Plan, the Committee shall establish and grant Performance Shares to each Participant in the Plan for such Eligibility Period. The Committee may also grant Performance Shares to persons determined to be eligible for participation after the commencement of any Eligibility Period. Notwithstanding the foregoing, no Performance Shares shall be granted to Covered Employees on or after the 90th day of the Performance Period contained within the applicable Eligibility Period or, if earlier, after 25% of such Performance Period has elapsed. Performance Shares must be granted to Covered Employees at a time when the outcome of the Performance Goals established or to be established for the applicable Performance Period is substantially uncertain. The Performance Shares granted to any Covered Employee and the terms and conditions applicable to such Performance Shares must be finalized in writing by the Committee on or prior to the applicable adjustment deadline described in the preceding sentences. Each grant of Performance Shares under the Plan shall be evidenced by a written "Notice of Award," which shall be signed by an authorized officer of the Company and by the Participant and shall contain such terms and conditions as are approved by the Committee. Such terms and conditions need not be the same in all cases.

4.4   Performance Goals.

      (a) Performance Goals with respect to each Performance Period shall be established by the Committee. The Committee may in its discretion adjust the terms of such Performance Goals; provided that Performance Goals applied to Covered Employees ("Covered Employees' Performance Goals") shall not be adjusted on or after the 90th day of the applicable Performance Period or, if earlier, after 25% of the applicable Performance Period has elapsed. No Covered Employees' Performance Goals shall be adjusted at a time when the outcome of such Performance Goals is no longer substantially uncertain.

           Covered Employees' Performance Goals must be finalized in writing by the Committee on or prior to the applicable adjustment deadline described in the preceding sentences.

      (b) The Performance Goals set by the Committee shall be based on specified criteria as determined by the Committee, which shall specify the manner in which such Performance Goals shall be calculated. Covered Employees' Performance Goals shall be based on objective business criteria, which shall include one or more of the following: earnings per share, total shareholder return, return on equity, return on capital, market share, stock price, sales, costs, net income, cash flow, retained earnings, results of customer satisfaction surveys, customer retention, employee retention, aggregate product price and other product price measures, safety record, service reliability, and operating and maintenance cost management. Performance Goals also may be based upon the attainment of specified levels of performance of the Company under one or more of the measures described above relative to the performance of other corporations.

      (c) All of the provisions of this Section 4.4 are subject to the requirement that all Covered Employees' Performance Goals shall be objective performance goals satisfying the requirement for "performance-based compensation" within the meaning of Section 162(m)(4) of the Code and the Treasury Regulations issued thereunder.

      (d) Nothwithstanding any other provision of the Plan to the contrary, in the event of a Change in Control, any award of Performance Shares outstanding as of the date such Change in Control is determined to have occurred and not then exercisable and vested shall become fully exercisable and vested to the fullest extent of the original grant as though all Performance Goals had been satisfied.

4.5 Available Common Stock. The maximum number of shares of Common Stock which shall be available for distribution in satisfaction of awards under the Plan during its term shall not exceed 400,000, subject to adjustment as provided in Section 4.6. The shares of Common Stock available for issuance under the Plan may be authorized and unissued shares or treasury shares.

4.6 Adjustment to Shares. In the event of any merger, reorganization, consolidation, recapitalization, stock dividend, stock split, extraordinary distribution with respect to Common Stock or other change in corporate structure affecting such Common Stock, the Committee may make such substitution or adjustments in the aggregate number and kind of shares reserved for issuance under the Plan or in the number and kind of shares subject to outstanding Performance Share grants under the Plan. The Committee shall make such substitutions or adjustments as in its discretion it determines to be appropriate and equitable to prevent dilution or enlargement of rights hereunder; provided, however, that the number of shares of Common Stock subject to any Performance Share award shall always be a whole number.

4.7 Maximum Award. The maximum number of shares of Common Stock that may be issued to any Covered Employee with respect to any Eligibility Period pursuant to any Performance

      Share award is 95,000 (subject to adjustment as provided in Section 4.6). This limit includes any portion or amount of Common Stock that is withheld for taxes (as described in Section 5.2).

4.8 Committee Discretion to Adjust Awards. At any time prior to the time the Committee determines, pursuant to Section 5.1, the amount of shares of Common Stock that are to be paid to any Participant in satisfaction of a Performance Share award hereunder, the Committee shall have the authority to modify, amend, or adjust the terms and conditions of such Performance Share award, the terms and conditions of the corresponding Performance Goals, and/or the amount of Common Stock payable. However, the Committee shall have no authority to increase directly or indirectly or to otherwise adjust upwards the amount of Common Stock payable to a Covered Employee with respect to a particular Performance Share award or to take any other action to the extent that such action or the Committee's ability to take such action would cause any payment under the Plan to any Covered Employee to fail to qualify as "performance-based compensation" within the meaning of Code Section 162(m)(4) and the Treasury Regulations issued thereunder.

V.    PAYMENT

5.1 Committee Determination of Common Stock Payable. After a Performance Period has ended, each Participant who has been granted Performance Shares and satisfied the Performance Goals with respect to such Performance Period shall be entitled to receive a specified percentage of the value thereof in shares of Common Stock as determined by the Committee. The Committee shall determine the extent to which the Performance Goals set pursuant to Section 4.4 have been met, the applicable percentage (which may exceed 100%) to be applied, and applying such percentage, the number of shares of Common Stock to be received by the Participant (as Pro-rated in accordance with Sections 2.18, 3.2, and/or 5.3, if applicable). With respect to Performance Shares granted to Covered Employees, no payment of Common Stock shall be made hereunder prior to written certification by the Committee that the applicable Performance Goal or Goals have been satisfied to a particular extent for the Performance Period, and no Common Stock shall be awarded unless a preestablished minimum level of achievement of the Performance Goals has been met. The date on which the Committee determines the number of shares of Common Stock payable to a Participant shall be the date on which such Participant will become the owner of such shares, regardless of when the underlying stock certificate or certificates are actually delivered to such Participant, and such Participant will enjoy all rights of ownership of such shares of Common Stock as of that date (the "Ownership Date").

5.2 Timing and Form of Payment. Shares of Common Stock payable to Participants pursuant to Section 5.1 shall be distributed as follows:

      (a) Shares of Common Stock to be distributed shall be converted to a dollar amount equal to the number of such shares multiplied by the Fair Market Value of Common Stock on the Ownership Date.

      (b) The Company shall have the right to deduct from all Common Stock distributions hereunder any federal, state, or local taxes required by law to be withheld with respect to such distributions. Accordingly, the amount of federal, state, and/or local taxes required to be withheld by the Company with respect to the dollar amount determined pursuant to subsection (a) above shall, for purposes of satisfying these withholding obligations, be deducted from this dollar amount and paid by the Company to the appropriate taxing authorities.

      (c) The remainder of this dollar amount shall be paid to the Participant in shares of Common Stock as soon as practicable following the end of the Performance Period. The number of shares distributed shall be determined by dividing the remaining dollar amount by the Fair Market Value of Common Stock on the Ownership Date.

5.3   Distribution upon Termination of Employment.

      (a) Death. If a Participant in the Plan dies before the end of an Eligibility Period for which Performance Shares have been granted to him, such Participant's Beneficiary will be eligible for a Pro-rated portion of the shares of Common Stock that would have otherwise been payable to the Participant after the end of the applicable Performance Period. This distribution, if any is payable, will be made to the Beneficiary in the same form and at the same time that all other Participants under the Plan receive their distributions with respect to that Performance Period.

      (b) Disability. If a Participant in the Plan, upon becoming Disabled, terminates employment with the Company before the end of an Eligibility Period for which Performance Shares have been granted to him, the Participant will be eligible for a Pro-rated portion of the shares of Common Stock that would have otherwise been payable to him after the end of the applicable Performance Period. This distribution, if any is payable, will be made to the Participant in the same form and at the same time that all other Participants under the Plan receive their distributions with respect to that Performance Period.

      (c) Normal Retirement. If a Participant in the Plan terminates employment upon attaining Normal Retirement before the end of an Eligibility Period for which Performance Shares have been granted to him, the Participant will be eligible for a Pro-rated portion of the shares of Common Stock that would have otherwise been payable to him after the end of the applicable Performance Period. This distribution, if any is payable, will be made to the Participant in the same form and at the same time that all other Participants under the Plan receive their distributions with respect to that Performance Period.

      (d) Other Termination of Employment. If, before the end of an Eligibility Period for which Performance Shares have been granted to him, a Participant in the Plan incurs a termination of employment for any reason other than those specified in subsections (a)-(c) of this
           Section 5.3, whether voluntary or involuntary, he shall forfeit all rights to receive any payment of shares of Common Stock with respect to such Eligibility Period.

5.4. Beneficiary Designation. A Participant may designate a Beneficiary who is to receive, upon his death, the distributions that otherwise would have been paid to him. All designations shall be in writing and shall be effective only if and when delivered to the Director of the Compensation Department of the Company during the lifetime of the Participant. If a Participant designates a Beneficiary without providing in the designation that the Beneficiary must be living at the time of each distribution, the designation shall vest in all of the distribution whether payable before or after the Beneficiary's death, and any distributions remaining upon the Beneficiary's death shall be made to the Beneficiary's estate.

      A Participant may from time to time during his lifetime change his Beneficiary by a written instrument delivered to the Director of the Compensation Department of the Company. In the event a Participant shall not designate a Beneficiary as aforesaid, or if for any reasons such designation shall be ineffective, in whole or in part, the distribution that otherwise would have been paid to such Participant shall be paid to his estate, and in such event the term "Beneficiary" shall include his estate.

5.5. Securities Exchange Act of 1934 Restrictions. Notwithstanding any other provisions of the Plan, to the extent necessary to exempt Common Stock distributions under the Plan from the short-swing liability provisions of
      Section 16(b) of the Securities Exchange Act of 1934 by complying with Rule 16b-3 or any other applicable rule or regulation thereunder, Common Stock acquired by Participants in satisfaction of Performance Share awards hereunder must not be sold for at least six months after its acquisition, except in the case of the acquisition of such Common Stock hereunder upon the Disability or death of a Participant.

VI.   ADMINISTRATION

6.1 Committee. The Plan shall be administered by the Compensation Committee of the Board of Directors, or such other Committee of the Board of Directors, composed exclusively of not less than two Disinterested Persons, each of whom shall be appointed by and serve at the pleasure of the Board of Directors. The Committee may designate person(s) who are Company employees to oversee the day to day administration of the Plan.

6.2 General Rights, Powers, and Duties of Committee. The Committee shall be responsible for the management, operation, and administration of the Plan. Subject to the limitations contained in Section 4.8 and to the remaining terms of the Plan, the Committee shall, in addition to those provided elsewhere in the Plan, have the following powers, rights, and duties:

      (a) To maintain records concerning the Plan sufficient to prepare reports, returns and other information required by the Plan or by law;

      (b) To direct the payment of benefits under the Plan, and to give such other directions and instructions as may be necessary for the proper administration of the Plan; and

      (c) To be responsible for the preparation, filing and disclosure on behalf of the Plan of such documents and reports as are required by any applicable federal or state law.

      The Committee shall also have the authority to adopt, alter, and repeal such administrative rules, guidelines, and practices governing the Plan as it shall, from time to time, deem advisable, to interpret the terms and provisions of the Plan and any award issued under the Plan (and any Notice of Award or other agreement relating thereto), and to otherwise supervise the administration of the Plan.

      Any determination made by the Committee pursuant to the provisions of the Plan with respect to any grants, payments, or other transactions under the Plan shall be made in the sole discretion of the Committee at the time of the grant, payment, or other transaction or, unless in contravention of any express term of the Plan, at any time thereafter. All decisions made by the Committee pursuant to the provisions of the Plan shall be final and binding on all persons, including the Company and Plan Participants.

6.3 Information to be Furnished to Committee. Participants and their Beneficiaries shall furnish to the Committee such evidence, data, or information and execute such documents as the Committee requests.

6.4 Responsibility and Indemnification. No member of the Committee or of the Board of Directors or any person who is designated to oversee the day to day administration of the Plan (as provided in Section 6.1) shall be liable to any person for any action taken or omitted in connection with the administration of this Plan unless attributable to his own fraud or willful misconduct; nor shall the Company be liable to any person for any such action unless attributable to fraud or willful misconduct on the part of a director, officer, or employee of the Company within the scope of his Company duties. Each member of the Committee shall be indemnified and held harmless by the Company for any liability arising out of the administration of the Plan, to the maximum extent permitted by law.

VII.  AMENDMENT AND TERMINATION

7.1 Amendment. The Plan may be amended in whole or in part by the Company, by action of the Board of Directors, at any time. The Committee reserves the unilateral right to change any rule under the Plan if it deems such a change necessary to avoid the application of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), to the Plan. No amendment shall be made without the approval of the Company's stockholders to the extent such approval is required by law or by agreement.

7.2 Company's Right to Terminate. The Company reserves the sole right to terminate the Plan, by action of the Board of Directors, at any time.

VIII.     MISCELLANEOUS

8.1 No Implied Rights; Rights on Termination of Service. Neither the establishment of the Plan nor any amendment thereof shall be construed as giving any Participant, Beneficiary, or any other person any legal or equitable right unless such right shall be specifically provided for in the Plan or conferred by specific action of the Committee in accordance with the terms and provisions of the Plan. Except as expressly provided in this Plan, the Company shall not be required or be liable to make any payment under the Plan.

8.2 No Right to Company Assets. Neither the Participant nor any other person shall acquire, by reason of the Plan, any right in or title to any assets, funds or property of the Company whatsoever including, without limiting the generality of the foregoing, any specific funds, assets, or other property which the Company, in its sole discretion, may set aside in anticipation of a liability hereunder. Any benefits which become payable hereunder shall be paid from the general assets of the Company. The Participant shall have only a contractual right to the amounts, if any, payable hereunder unsecured by any asset of the Company. Nothing contained in the Plan constitutes a guarantee by the Company that the assets of the Company shall be sufficient to pay any benefit to any person.

8.3 No Employment Rights. Nothing herein shall constitute a contract of employment or of continuing service or in any manner obligate the Company to continue the services of the Participant, shall obligate the Participant to continue in the service of the Company, or shall serve as a limitation of the right of the Company to discharge any of its employees, with or without cause. Nothing herein shall be construed as fixing or regulating the compensation payable to the Participant.

8.4 Other Benefits. No Common Stock paid under the Plan shall be considered compensation for purposes of computing benefits under any "employee benefit plan" (as defined in Section 3(3) of ERISA) of the Company nor affect any benefits or compensation under any other benefit or compensation plan of the Company now or subsequently in effect (except as provided to the contrary in such Company plan).

8.5 Offset. If, at the time payments are to be made hereunder, the Participant or the Beneficiary or both are indebted or obligated to the Company, then the payments under the Plan remaining to be made to the Participant or the Beneficiary or both may, at the discretion of the Company, be reduced by the amount of such indebtedness or obligation, provided, however, that an election by the Company not to reduce any such payment or payments shall not constitute a waiver of its claim for such indebtedness or obligation.

8.6 Non-assignability. Neither the Participant nor any other person shall have any voluntary or involuntary right to commute, sell, assign, pledge, anticipate, mortgage, or otherwise encumber, transfer, hypothecate, or convey in advance of actual receipt the amounts, if any payable hereunder or any part thereof, which are expressly declared to be unassignable and non-transferable. No part of the amounts payable prior to actual payment shall be subject to seizure or sequestration for the payment of any debts, judgments, alimony, or separate maintenance owed by the Participant or any other person, or be transferable by operation of law in the event of the Participant's or any other person's bankruptcy or insolvency.

8.7 Notice. Any notice required or permitted to be given under the Plan shall be sufficient if in writing and hand delivered, sent by registered or certified mail, or sent by facsimile to the Company at its principal office, directed to the attention of the Committee c/o the Director of the Compensation Department of the Company. Such notice shall be deemed given as of the date of delivery or, if delivery is made by mail or facsimile, as of the date shown on the postmark, facsimile, or the receipt for registration or certification.

8.8 Governing Laws. The Plan and all awards made and actions taken under the Plan shall be governed and construed according to the laws of the State of Delaware.

8.9 Gender and Number. Where appropriate, references in this Plan to the masculine shall include the feminine, and references to the singular shall include the plural.

8.10 Severability. In the event any provision of the Plan shall be held legally invalid for any reasons, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.